UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

TERCICA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50461	26-0042539
(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 624-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2008, at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of Tercica, Inc. (the “Company”), the Company’s stockholders approved the Company’s Amended and Restated 2004 Stock Plan (the “Amended 2004 Plan”). The Amended 2004 Plan was adopted by the Board of Directors of the Company (the “Board”) on February 26, 2008, subject to stockholder approval, and became effective upon stockholder approval at the 2008 Annual Meeting.

The Amended 2004 Plan is an amendment and restatement of the Company’s 2004 Stock Plan, as amended (the “Prior Plan”). The approval of the Amended 2004 Plan by the stockholders at the 2008 Annual Meeting effected the following changes to the terms of the Prior Plan:

•	increases the limitation by which the share reserve under the Amended 2004 Plan may be automatically increased each year from 1,250,000 shares to a maximum of 1,750,000 shares;

•	limits the maximum number of shares that may be issued upon the exercise of incentive stock options granted under the Amended 2004 Plan to 50,000,000 shares;

•

permits shares used to pay the exercise price of a stock award granted under the Amended 2004 Plan or to satisfy the tax withholding obligations related to a stock award to become available for issuance under the Amended 2004 Plan;

•	revises the automatic formula grants in effect for continuing outside directors at each annual meeting of stockholders, beginning with the 2008 Annual Meeting, as follows:

•	increases the number of options granted automatically to the Chairman of the Board at each annual meeting of stockholders from 22,500 shares to 26,668 shares;

•	increases the number of options granted automatically to all outside directors except the Chairman of the Board at each annual meeting of stockholders from 11,250 shares to 13,334 shares;

•	provides for the automatic grant of restricted stock units covering 6,666 shares to the Chairman of the Board at each annual meeting of stockholders; and

•	provides for the automatic grant of restricted stock units covering 3,333 shares to all outside directors except the Chairman of the Board at each annual meeting of stockholders;

•	extends the termination date of the Amended 2004 Plan to February 25, 2018; and

•	effects various technical amendments to facilitate administration of the Amended 2004 Plan, and maintain its compliance with applicable law and regulations.

In general, the Amended 2004 Plan provides for the discretionary grant of incentive stock options, nonstatutory stock options, stock purchase rights, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance units and performance shares (collectively, the “stock awards”). The Amended 2004 Plan also provides for the automatic and non-discretionary grant of stock options and restricted stock units to outside directors over their period of service on the Board. Pursuant to the terms of the Amended 2004 Plan, all of the Company’s employees (including the Company’s executive officers), directors and consultants are eligible to participate in the Amended 2004 Plan. However, the grant of automatic and non-discretionary stock awards is currently limited to the Company’s outside directors.

The maximum number of shares of the Company’s common stock available for issuance under the Amended 2004 Plan is 7,315,540 shares, subject to an automatic increase provision. The number of shares of the Company’s common stock available for issuance under the Amended 2004 Plan will automatically increase from time to time (a) by the shares returned to the Company’s 2002 Executive Stock Plan and 2002 Stock Plan on or after February 26, 2008 as a result of termination of options or repurchases of shares issued under such plans and (b) by the number of shares determined pursuant to the automatic annual increase provision of the Amended 2004 Plan.

The automatic annual increase provision of the Amended 2004 Plan provides that, on the first day of the Company’s fiscal year beginning in 2009, and continuing through and including 2018, the number of shares of the Company’s common stock available for issuance under the Amended 2004 Plan will automatically increase by the least of (a) 1,750,000 shares, (b) 4% of the outstanding shares of the Company’s common stock on each applicable date, or (c) such lesser number determined by the Board. If stock awards granted under the Amended 2004 Plan expire or otherwise terminate without being exercised in full, or surrendered pursuant to a cancel and re-grant program, the shares of the Company’s common stock not acquired pursuant to those stock awards again become available for subsequent issuance under the Amended 2004 Plan. Shares issued pursuant to restricted stock, restricted stock units, performance units, or performance shares will become available for future grant if they are forfeited to or repurchased by the Company due to a failure to vest. If the exercise price or tax withholding obligations are satisfied by tendering shares of the Company’s common stock held by a participant, the number of shares so tendered will become available for subsequent issuance under the Amended 2004 Plan. Upon payment in shares pursuant to exercise of a stock appreciation right, the number of shares available for issuance under the Amended 2004 Plan will be reduced only by the number of shares actually issued in such payment.

Stock awards, including stock options and restricted stock units, may be granted to eligible participants under the Amended 2004 Plan that vest over the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Board (or any appropriate committee thereof), or as determined pursuant to the provisions governing automatic formula grants to the Company’s outside directors. In the event of a change in control transaction, as defined in the Amended 2004 Plan, each outstanding stock award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation does not assume or substitute for a stock award, it will become fully vested and all performance goals or other vesting criteria will be deemed achieved at 100% of target levels. All stock awards granted to outside directors that are assumed or substituted in a change in control transaction will become fully vested if the outside director terminates after the change in control transaction for any reason other than a voluntary resignation. The acceleration of stock awards in the event of a change in control transaction may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company. In addition, each of the Company’s executive officers are parties to employment agreements with the Company that provide for vesting acceleration in connection with certain change in control events.

A more detailed summary of the material features of the Amended 2004 Plan is set forth in the Company’s definitive proxy statement for the 2008 Annual Meeting, filed with the Securities and Exchange Commission on April 25, 2008 (the “Proxy Statement”). The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended 2004 Plan, which is filed as Exhibit 10.3A to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.3A	Tercica, Inc. Amended and Restated 2004 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERCICA, INC.

Dated: May 21, 2008	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

EXHIBIT INDEX

Exhibit No.	Description

10.3A	Tercica, Inc. Amended and Restated 2004 Stock Plan.